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GreenPoint Manufactured Housing Contract Trust
Pass Through Certificates
Series 2000-2
Investor Number 52000032

Determination Date:           17-Jul-00
Remittance Date A-1           20-Jul-00
Remittance Date A-2           03-Aug-00
Month End                     30-Jun-00
Date:
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
 (a)      Class A-1 Distribution Amount                                                                 2,101,310.45

 (b)      Class A-1 Distribution Principal                                                              1,261,425.70

                      Scheduled Payments of Principal                                    195,413.81
                      Partial Prepayments                                                 44,878.01
                      Scheduled Principal Balance Principal Prepayment in Full           967,833.25
                      Scheduled Principal Balance Liquidated Contracts                    53,300.63
                      Scheduled Principal Balance Repurchases                                  0.00
                      Prevous Undistributed Shortfalls                                         0.00

 (c)      Class A-1 Interest Distribution                                                                 839,884.75
          Class A-1 Interest Shortfall                                                                          0.00

 (d)      Class A-1 Remaining Certificate Balance                                                     144,777,972.15

 (e)      Class A-2 Distribution Amount                                                                   575,222.22

 (f)      Class A-2 Distribution Principal                                                                      0.00
                      Scheduled Payments of Principal                                          0.00
                      Partial Prepayments                                                      0.00
                      Scheduled Principal Balance Principal Prepayment in Full                 0.00
                      Scheduled Principal Balance Liquidated Contracts                         0.00
                      Scheduled Principal Balance Repurchases                                  0.00

 (g)      Class A-2 Interest Distribution                                                                 575,222.22
          Class A-2 Interest Shortfall                                                                          0.00

 (h)      Class A-2 Remaining Certificate Balance                                                     100,000,000.00

 (i)      Class A-1 Pass Through Rate                                                                      6.901300%
          Class A-2 Pass Through Rate                                                                      6.680000%
          Class A-2 Holdover Amount                                                                             0.00

 (j)      Senior Monthly Servicing Fee                                                                    205,032.83
          Subordinated Monthly Servicing Fee                                                                    0.00
          Subordinated Monthly Servicing Fees remaining unapid                                                  0.00
          Section 7.05 Legal Fees                                                                               0.00

 (k)      Servicing Fees Subordination Event                                                     NO

 (l)      Servicer Termination Event                                                                               0

 (m)      Delinquency                                                       # of
                                                                          Contracts                   Prin. Balance
                                                                          ---------                   --------------

                      a)  Loans 31 to 59 days delinquent                      90                        3,800,721.47
                      b)  Loans 60 to 89 days delinquent                      38                        1,578,130.60
                      c)  Loans delinquent 90 or more days                    17                          732,213.15
                                                                          ---------                    -------------
                                                                             145                        6,111,065.22
                                                                          =========                    =============

 (n)      Repurchased Contracts
                      Repurchased Contracts                                Number                   Repurchase Price
                                                                         ----------                 ----------------
                      (see attached schedule)       Total Repurchases          0                                0.00
                                                                         ==========                 ================

 (o)      Repossessions or Foreclosures
                                                                           Number                    Actual Balance
                                                                         ----------                 ----------------
                                                    BOP Repossessions         15                         $472,896.60
                                        Plus Repossessions this Month         15                          610,929.48
                                                    Less Liquidations        (2)                        ($53,460.12)
                                                                         ----------                 ----------------
                                                    EOP Repossessions         28                       $1,030,365.96
                                                                         ==========                 ================

 (p)      Enhancement Payment                                                                                   0.00

 (q)      Monthly Advance                                                                                       0.00

 (r)      Outstanding Amount Advanced                                                                           0.00

 (r)      Deposit to Special Account                                                                            0.00

 (s)      Amount Distributed to Class R Certificateholders                                                250,149.29

 (t)      Previous Period Net Weighted Average Contract Rate                                                   9.63%
          Current Period Net Weighted Average Contract Rate                                                    9.63%

 (u)      Number of Manufactured Homes currently held due to repossession                                         28
          Principal balance of Manufactured Homes currently held                                        1,030,365.96

 (v)      Pool Principal Balance Percentage                                                               97.873501%

 (w)      Aggregate Deficiency Amounts                                                                          0.00
          Servicer Deficiency Amounts received                                                                  0.00

          Additional Items

          Class A-1 Net Funds Carryover Amount                                                                  0.00
          Class A-2 Net Funds Carryover Amount                                                                  0.00
          Deposit into the Certificate Account from the 2000-1                                                  0.00
          Reserve Account                                                                                       0.00
          Class A-2 Net Funds Carryover Amount                                                                  0.00

(aa)      Cumulative Realized Losses                                                                       34,358.66
          Current Realized Loss Ratio                                                                         0.000%

(bb)      Draw Amount under the LOC                                                                             0.00
          Undrawn LOC Amount                                                                           51,422,234.15
          Letter of Credit Amount                                                                      51,422,234.15
          Amounts due LOC Provider for reimbursement of previous draws                                          0.00

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